OVERLAND EXPRESS FUNDS, INC.

                              INDEX ALLOCATION FUND
                      (formerly the Asset Allocation Fund)
                       Supplement dated February 14, 1997
                       to the Prospectus dated May 1, 1996
              as supplemented on September 24 and November 1, 1996

     The Prospectus describing the Asset Allocation Fund (the "Fund") is hereby amended and supplemented as follows.

     1. The Fund's name has been changed to the "Index Allocation Fund." The Fund continues to seek over the long term a high level of total investment return consistent with reasonable risk. The Fund pursues this objective through an asset allocation strategy whereby, under normal market conditions, it allocates at least 65% of its portfolio to stocks representative of the S&P 500 Index, bonds representative of the Lehman Brothers 20+ Treasury Index (the "LBT Bond Index"), or a combination of both indices. The LBT Bond Index is an unmanaged index comprised of U.S. Treasury securities with remaining maturities of twenty years or more. The portion of the Fund's portfolio allocated to bonds is invested so as to replicate the total return performance characteristics of the LBT Bond Index. The Fund also may allocate a portion of its portfolio to money market instruments. Whenever more than 20% of the Fund's portfolio is allocated to money market instruments, such instruments will consist of U.S. Treasury bills and/or a broadly diversified range of money market instruments. The Fund is an index allocation fund and is NOT an index fund.


             To the extent the Fund's assets are allocated to replicate the S&P 500 Index or the LBT Bond Index (each, an "Index"), the Fund will attempt to maintain under normal market conditions a correlation of at least 95% between the total return of such assets (before fees and expenses) and the total return of the relevant Index. The Fund's sub-adviser will monitor the correlation of the Fund's portfolio to the relevant Index and will adjust the Fund's portfolio to the extent necessary to maintain at least a 95% correlation to such Index.

     2. In an attempt to more closely replicate the total return of the portfolio assets allocated to replicate an Index, the Fund may engage in the purchase and sale of options, futures contracts and related instruments, and may participate in interest rate and index swaps. Each of these transactions involves risks to the Fund. The Fund does not intend to invest more than 5% of its portfolio in the aggregate in these instruments. See "Additional Permitted Investment Activities" in the Statement of Additional Information for additional discussion of the risks and benefits of investing in these instruments.